Exhibit 99.1

Ticker: EGBN www.eaglebankcorp.com Investor Presentation Keefe, Bruyette & Woods Field Trip Visit March 16 , 2017

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com

2 Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank headquartered in Bethesda, Maryland ▪ Focused on the Washington, DC metropolitan area, with 21 branches ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ L argest and most profitable bank headquartered and operating in the state of Maryland

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 3.96% ▪ Clean Asset Quality: NPAs/Assets = 0.30% ▪ Low Charge - Off History: NCOs/Average Loans = (0.01%) ▪ Driven by Long - Term, Deep Customer Relationships ▪ Demonstrated Consistent Organic Growth ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision ▪ Proven Ability to Evaluate and Execute Acquisitions NOTE: Financial data at or for the quarter ended December 31, 2016.

Experienced Senior Management Team 4 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 29 18 Susan G. Riel Sr. EVP & COO - EagleBank 40 18 James H. Langmead* EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 45 11 Laurence E. Bensignor EVP & General Counsel 6 6 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 31 5 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 31 2 Janice L. Williams EVP & Chief Credit Officer 22 13 * Will be retiring on March 31, 2017.

5 Summary Statistics NOTE: Data at December 31, 2016 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the a ppendices on pages 32 - 34. Total Assets: $6.9 billion Total Loans: $5.7 billion Total Deposits: $5.7 billion Tangible Common Equity: $735.4 million (1) Tangible Book Value per Common Share: $21.61 (1) Shares Outstanding (at close February 28, 2017): 34,108,929 Market Capitalization (at close February 28, 2017): $2.12 billion Insider Ownership: 10.1% Institutional Ownership: 68% Member of Russell 2000 Yes

EagleBank Branch Locations Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC N I - 270 I - 95 I - 495 US 50 I - 95 I - 495 I - 66 I - 495 Branch System Virginia 9 Maryland 7 Washington, DC 5 Total 21 NOTE: Branch total as of October 31, 2016. Arlington Alexandria 6

# Deposit Market Share

| Washington, DC Metropolitan Area | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| Rank | Local Community Banks | Company Name | Branches | June 30, 2015 Balance | June 30, 2016 Balance | Annual Growth | 2016 Market Share | |
| 1 | | Wells Fargo & Co. | 167 | 31,032,284 | 31,572,851 | 1.7% | 16.9% | |
| 2 | | Bank of America Corp. | 159 | 28,522,101 | 30,275,134 | 6.1% | 16.2% | |
| 3 | | Capital One Financial Corp. | 169 | 22,004,362 | 25,654,173 | 16.6% | 13.7% | |
| 4 | | SunTrust Banks Inc. | 167 | 18,715,435 | 18,602,750 | -0.6% | 9.9% | 74.1% |
| 5 | | BB&T Corp. | 185 | 14,163,943 | 13,470,334 | -4.9% | 7.2% | |
| 6 | | PNC Financial Services Group Inc. | 185 | 12,380,099 | 12,496,495 | 0.9% | 6.7% | |
| 7 | | Citigroup Inc. | 36 | 7,085,409 | 6,677,000 | -5.8% | 3.6% | |
| **8** | **1** | **Eagle Bancorp Inc.** | **20** | **4,958,516** | **5,404,317** | **9.0%** | **2.9%** | |
| 9 | | United Bankshares Inc. | 54 | 4,461,891 | 5,386,027 | 20.7% | 2.9% | |
| 10 | | M&T Bank Corp. | 79 | 4,238,739 | 4,241,489 | 0.1% | 2.3% | |
| 11 | 2 | Cardinal Financial Corp. | 31 | 2,957,224 | 3,273,440 | 10.7% | 1.7% | |
| 12 | | Toronto-Dominion Bank | 46 | 2,761,470 | 3,146,013 | 13.9% | 1.7% | |
| 13 | 3 | Sandy Spring Bancorp Inc. | 35 | 2,544,621 | 2,741,591 | 7.7% | 1.5% | |
| 14 | | HSBC Holdings Plc | 12 | 2,143,621 | 2,289,874 | 6.8% | 1.2% | |
| 15 | 4 | Burke & Herbert Bank & Trust Co. | 25 | 2,232,564 | 2,262,071 | 1.3% | 1.2% | |
| 16 | 5 | WashingtonFirst Bankshares Inc. | 19 | 1,254,381 | 1,563,287 | 24.6% | 0.8% | |
| 17 | | Union Bank & Trust | 18 | 1,039,361 | 1,166,512 | 12.2% | 0.6% | |
| 18 | 6 | Access National Corp. | 5 | 913,515 | 1,054,862 | 15.5% | 0.6% | |
| 19 | 7 | Middleburg Financial Corp. | 10 | 958,543 | 993,347 | 3.6% | 0.5% | |
| 20 | 8 | Old Line Bank | 15 | 871,198 | 961,395 | 10.4% | 0.5% | |
| 21 | 9 | Revere Bank | 4 | 531,966 | 802,715 | 50.9% | 0.4% | |
| 22 | 10 | John Marshall Bank | 6 | 668,015 | 762,331 | 14.1% | 0.4% | |
| 23 | 11 | Capital Bank | 3 | 561,058 | 718,690 | 28.1% | 0.4% | |
| 24 | 12 | Community Bank of the Chesapeake | 6 | 634,651 | 714,776 | 12.6% | 0.4% | |
| 25 | 13 | First Virginia Community Bank | 5 | 588,080 | 678,504 | 15.4% | 0.4% | |
| | | All Other Market Participants | 210 | 10,301,562 | 10,220,383 | -0.8% | 5.5% | |
| | | **Market Total** | 1,671 | 178,524,609 | 187,130,361 | 4.8% | 100.0% | |

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2015 and June 30, 2016.

7

Performance Statistics NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. * Impact of Q3 2016 Sub - Debt raise was (0.15%). 8 Peer Group (1) Key Ratios (at or for the quarter ended) 2016Q1 2016Q2 2016Q3 2016Q4 2016Q4 ■ Net Interest Margin 4.31% 4.30% 4.11%* 3.96% 3.48% ■ Efficiency Ratio 40.80% 39.63% 40.54% 40.22% 64.03% ■ NPAs + 90 Days Past Due/Total Assets 0.42% 0.39% 0.41% 0.30% 0.64% ■ Allowance Loan Losses/Gross Loans 1.06% 1.05% 1.04% 1.04% 1.00% ■ Reserve/NPLs (Coverage Ratio) 249.03% 264.44% 255.29% 330.49% 210.57% ■ Net Charge-Offs to Average Loans (Annualized) 0.09% 0.15% 0.14% (0.01%) 0.12% ■ Tangible Common Equity/Tangible Assets (2) 10.86% 10.88% 10.64% 10.84% N/A ■ Tier 1 Leverage Ratio 11.01% 11.24% 11.12% 10.72% 9.83% ■ Return on Average Assets 1.54% 1.57% 1.50% 1.46% 1.00% ■ Return on Average Common Equity 12.39% 12.40% 12.04% 12.26% 6.24% ■ Earnings Per Share (Diluted) $0.68 $0.71 $0.72 $0.75 N/A EGBN

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 Millions of Dollars 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 Total Assets Consistent Balance Sheet Growth NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. 9

$6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 Thousands of Dollars 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 Net Income Available to Common TARP Dividend SBLF Dividend Consistent Net Income Growth $25,717 10 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014.

4.32% 4.30% 4.44% 4.33% 4.31% 4.30% 4.11% 3.96% 3.59% 3.56% 3.58% 3.49% 3.48% 3.49% 3.48% 3.48% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 2016Q4 EGBN Peer Group Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion . Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt raise in Q3 2016 was (0.15%), Q4 2016 was (0.18%). 11 * *

0.49% 0.37% 0.33% 0.36% 0.36% 0.40% 0.49% 0.51% 0.68% 0.52% 0.45% 0.42% 0.44% 0.45% 0.44% 0.44% 0.00% 0.25% 0.50% 0.75% 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 2016Q4 Cost of Funds EGBN Peer Group 4.81% 4.67% 4.77% 4.69% 4.67% 4.70% 4.60% 4.47% 4.35% 4.13% 4.06% 3.93% 3.93% 3.94% 3.92% 3.93% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 2016Q4 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt Raise in Q3 2016 was (0.6bps), Q4 2016 was (0.8bps) to Yield on Average Earnings Assets. The Sub - Debt raise impact on Cost of Funds in Q3 2016 was 0.9bps, Q4 2016 was 0.10bps. 12 * * 5.68% 5.51% 5.37% 5.24% 5.13% 5.10% 5.08% 5.11% 5.32% 4.96% 4.72% 4.48% 4.44% 4.43% 4.41% 4.41% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 2016Q4 Yield on Loans EGBN Peer Group * *

$1.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y EPS (Reported) EPS (Operating) Earnings per Share $2.50 13 $2.08 $1.76 $1.46 $1.04 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. $2.86

$9.38 $11.47 $12.89 $14.56 $18.83 $21.61 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Virginia Heritage Bank acquisition closed on October 31, 2014 . 14

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Virginia Heritage Bank acquisition closed on October 31, 2014 . Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. 15

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. 16 51% 50% 51% 42% 41% 40% 41% 40% 67% 69% 68% 65% 64% 64% 64% 64% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 2016Q4 EGBN Peer Group

# Moderate Interest Rate Risk Position

(Dollar value in thousands)
Interest Rate Indicators and Trends

| | 2012Y | 2013Y | 2014Y | 2015Y | 2016Q1 | 2016Q2 | 2016Q3 | **2016Q4** |
|---|---|---|---|---|---|---|---|---|
| **Repricing Duration of Assets and Liabilities (months)** | | | | | | | | |
| Investments | 45 | 50 | 49 | 47 | 42 | 41 | 41 | **43** |
| Loans | 25 | 26 | 27 | 25 | 25 | 24 | 23 | **23** |
| Deposits | 38 | 32 | 34 | 32 | 30 | 30 | 28 | **27** |
| Borrowings | 17 | 16 | 30 | 40 | 41 | 27 | 57 | **64** |
| **Economic Value of Assets and Liabilities** | | | | | | | | |
| Book Value of Portfolio Loans | $ 2,493,095 | $ 2,945,158 | $ 4,312,399 | $ 4,998,368 | $ 5,155,871 | $ 5,403,429 | $ 5,481,975 | **$ 5,618,820** |
| Economic Value of Portfolio Loans | $ 2,515,409 | $ 2,979,180 | $ 4,314,618 | $ 5,000,717 | $ 5,170,212 | $ 5,415,639 | $ 5,492,339 | **$ 5,624,085** |
| Premium (Discount) in Loans | 0.9% | 1.2% | 0.1% | 0.0% | 0.3% | 0.2% | 0.2% | **0.1%** |
| Book Value of Deposits | $ 2,897,222 | $ 3,225,413 | $ 4,310,768 | $ 5,158,445 | $ 5,189,646 | $ 5,335,989 | $ 5,558,149 | **$ 5,717,837** |
| Economic Value of Deposits | $ 2,706,461 | $ 3,148,113 | $ 4,197,226 | $ 5,002,426 | $ 5,097,095 | $ 5,266,214 | $ 5,479,137 | **$ 5,548,300** |
| Premium (Discount) in Deposits | -6.6% | -2.4% | -2.6% | -3.0% | -1.8% | -1.3% | -1.4% | **-3.0%** |
| Book Value of Equity | $ 349,976 | $ 393,864 | $ 620,761 | $ 738,602 | $ 762,496 | $ 788,629 | $ 815,639 | **$ 842,799** |
| Economic Value of Equity | $ 445,637 | $ 504,253 | $ 734,935 | $ 896,974 | $ 869,387 | $ 870,611 | $ 908,407 | **$ 1,030,450** |
| Equity Premium Percentage | 27% | 28% | 18% | 21% | 14% | 10% | 11% | **22%** |
| **Interest Rate Shock Analysis** | | | | | | | | |
| ***SHORT TERM EFFECTS (dollars in thousands)*** | | | | | | | | |
| Net Interest Income - Flat balance Sheet | $ 131,479 | $ 146,422 | $ 202,091 | $ 250,826 | $ 252,009 | $ 260,993 | $ 258,087 | **$ 270,909** |
| Net Interest Income - + 100 basis point shock | $ 131,164 | $ 143,418 | $ 197,675 | $ 250,113 | $ 253,070 | $ 263,303 | $ 262,392 | **$ 276,988** |
| Percentage Change | -0.2% | -2.1% | -2.2% | -0.3% | 0.4% | 0.9% | 1.7% | **2.2%** |
| Net Interest Income - + 200 basis point shock | $ 134,029 | $ 144,773 | $ 199,613 | $ 257,705 | $ 262,497 | $ 274,552 | $ 275,438 | **$ 289,966** |
| Percentage Change | 1.9% | -1.1% | -1.2% | 2.7% | 4.2% | 5.2% | 6.7% | **7.0%** |
| Net Interest Income - + 300 basis point shock | $ 139,317 | $ 148,470 | $ 203,701 | $ 266,070 | $ 272,878 | $ 286,674 | $ 289,197 | **$ 303,319** |
| Percentage Change | 6.0% | 1.4% | 0.8% | 6.1% | 8.3% | 9.8% | 12.1% | **12.0%** |
| Net Interest Income - + 400 basis point shock | $ 144,830 | $ 152,069 | $ 207,441 | $ 274,468 | $ 283,169 | $ 298,763 | $ 303,009 | **$ 316,719** |
| Percentage Change | 10.2% | 3.9% | 2.6% | 9.4% | 12.4% | 14.5% | 17.4% | **16.9%** |
| Net Interest Income - - 100 basis point shock | $ 130,826 | $ 141,639 | $ 200,680 | $ 244,895 | $ 246,881 | $ 255,898 | $ 251,606 | **$ 264,079** |
| Percentage Change | -0.5% | -3.3% | -0.7% | -2.4% | -2.0% | -2.0% | -2.5% | **-2.6%** |
| Net Interest Income - - 200 basis point shock | $ 129,851 | $ 137,192 | $ 196,217 | $ 241,220 | $ 243,844 | $ 254,531 | $ 249,584 | **$ 256,318** |
| Percentage Change | -1.2% | -6.3% | -2.9% | -3.8% | -3.2% | -2.5% | -3.3% | **-5.4%** |

- Both assets and liabilities remain short with repricing durations at 23 months on loans and 27 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $6.1 million or 2.2% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report.
Virginia Heritage Bank acquisition closed on October 31, 2014.

17

(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Annual Growth Rate Deposit Type % of % of % of Balance Total Balance Total Balance Total % Noninterest Bearing 1,405,067$ 27.2% 1,668,271$ 30.0% 1,775,684$ 31.1% 26.4% Interest Bearing Transaction 178,797 3.5% 297,973 5.4% 289,122 5.1% 61.7% Core Savings & Money Market (1) 2,515,224 48.8% 2,390,367 43.0% 2,484,622 43.4% (1.2%) Core CD's (1) 507,503 9.8% 516,946 9.3% 537,703 9.4% 6.0% Wholesale Money Market 320,101 6.2% 412,151 7.4% 417,938 7.3% 30.6% Wholesale CD's 231,752 4.5% 272,441 4.9% 211,046 3.7% (8.9%) Total Deposits 5,158,444$ 100% 5,558,149$ 100% 5,716,115$ 100% 10.8% As of September 30, 2016 As of December 31, 2016As of December 31, 2015

Balanced Loan and Deposit Growth 19 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $ in Billions Total Loans Total Deposits

# Detail of Loan Portfolio

(Dollar Value in Thousands)

| County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | |
| Montgomery | $ 320,202 | $ 95,975 | $ 56,467 | $ 315,542 | $ 130,597 | $ 9,862 | $ 39,359 | $ 52,619 | $ 8,292 | $1,028,915 | 18.1% |
| Prince George's | 88,142 | 67,122 | 31,630 | 140,884 | 36,230 | 8,578 | 633 | 1,605 | 128 | 374,952 | 6.6% |
| Baltimore | 19,242 | 13,739 | 11,597 | 154,971 | 16,974 | - | - | 451 | 112 | 217,086 | 3.8% |
| Anne Arundel | 10,231 | 16,162 | - | 87,988 | 3,235 | 5,349 | 5,074 | 1,358 | 59 | 129,456 | 2.3% |
| Frederick | 27,173 | 576 | 2,201 | 42,385 | 609 | 10,750 | 3,895 | 2,252 | 81 | 89,922 | 1.6% |
| Howard | 6,026 | 2,986 | - | 71,979 | 1,012 | 3,769 | 211 | 450 | 1 | 86,434 | 1.5% |
| Eastern Shore | 5,778 | 6,009 | - | 65,411 | - | - | 2,787 | 382 | 53 | 80,420 | 1.4% |
| Charles | 311 | 21,191 | - | 1,536 | 210 | 5,173 | 469 | - | - | 28,890 | 0.5% |
| Other MD | 6,378 | 3,859 | - | 23,298 | 7,175 | 4,614 | 1,063 | 568 | 33 | 46,988 | 0.8% |
| **Washington DC** | 318,882 | 177,251 | 12,631 | 899,500 | 399,640 | 3,179 | 53,719 | 17,337 | 276 | 1,882,415 | 33.1% |
| **Virginia** | | | | | | | | | | | |
| Fairfax | 166,798 | 80,036 | 9,323 | 299,729 | 101,933 | 10,337 | 15,748 | 14,040 | 627 | 698,571 | 12.3% |
| Alexandria | 30,258 | 12,880 | - | 67,841 | 42,252 | - | 1,485 | 3,144 | 113 | 157,973 | 2.8% |
| Loudoun | 37,981 | 47,973 | - | 25,993 | 51,943 | 864 | 1,909 | 4,032 | 170 | 170,865 | 3.0% |
| Arlington | 49,187 | 968 | - | 74,888 | 21,701 | 2,940 | 1,222 | 1,882 | 25 | 152,813 | 2.7% |
| Prince William | 6,484 | 37,155 | 2,189 | 66,646 | 12,808 | 1,294 | 676 | 1,704 | 160 | 129,116 | 2.3% |
| Fauquier | - | 3,852 | - | 10,036 | 99 | - | - | 315 | 9 | 14,311 | 0.3% |
| Other VA | 21,770 | 34,967 | - | 91,944 | 26,604 | 3,098 | 1,109 | 732 | 81 | 180,305 | 3.2% |
| **Other USA** | 85,885 | 18,169 | - | 68,947 | 317 | 9,385 | 23,389 | 2,224 | 145 | 208,461 | 3.7% |
| **Total** | $1,200,728 | $640,870 | $126,038 | $2,509,518 | $853,339 | $79,192 | $152,748 | $105,095 | $10,365 | $5,677,893 | 100.0% |
| **% of Total** | 21.1% | 11.3% | 2.2% | 44.2% | 15.0% | 1.4% | 2.7% | 1.9% | 0.2% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of December 31, 2016

20

Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2012Y 2013Y 2014Y 2015Y 2016Q1 2016Q2 2016Q3 2016Q4 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 30,684 24,702 22,443 13,239 21,928 21,380 22,274 17,875 Total Nonperforming Loans (NPLs) 30,684$ 24,702$ 22,443$ 13,239$ 21,928$ 21,380$ 22,274$ 17,875$ Other Real Estate Owned (OREO) 5,299 9,225 13,224 5,852 3,846 3,152 5,194 2,694 Total Nonperforming Assets 35,983$ 33,927$ 35,667$ 19,091$ 25,774$ 24,532$ 27,468$ 20,569$ Performing Restructured Loans (TDRs) 15,313 7,944 13,502 11,836 6,769 7,329 7,338 7,924 NPAs/Assets 1.06% 0.90% 0.68% 0.31% 0.42% 0.39% 0.41% 0.30% NPAs+TDRs/Assets 1.50% 1.11% 0.94% 0.51% 0.53% 0.50% 0.51% 0.41% Reserves 37,492$ 40,921$ 46,075$ 52,687$ 54,608$ 56,536$ 56,864$ 59,073$ Reserves/Loans 1.50% 1.39% 1.07% 1.05% 1.06% 1.05% 1.04% 1.04% Charge-Offs NCOs/Average Loans 0.37% 0.23% 0.17% 0.17% 0.09% 0.15% 0.14% (0.01%)

Consistent Asset Quality Total Loans ($mms) 22 Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Dec- 12 Mar- 13 Jun- 13 Sep- 13 Dec- 13 Mar- 14 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2011 $380,756 1.27% 0.32% 2012 $436,839 1.06% 0.37% 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% Net Charge-Off History for the periods ended December 31, 2016 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.04% 0.03% Owner Occupied CRE 0.00% 0.07% Construction and Land 0.09% 0.18% Commercial & Industrial 0.38% 0.34%

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 23

# CRE Concentration

| *(Dollar Values in Thousands)* | 2007Y | 2008Y* | 2009Y | 2010Y | 2011Y | 2012Y | 2013Y | 2014Y** | 2015Y | 2016Q1 | 2016Q2 | 2016Q3 | 2016Q4 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Total CRE Portfolio (excl Own Occ)** | $ 505,135 | $ 709,447 | $ 820,442 | $ 909,058 | $1,147,897 | $1,431,984 | $1,660,266 | $2,453,662 | $2,978,550 | $2,930,317 | $3,052,325 | $3,139,188 | $3,246,636 |
| CRE/Total Loans | 70.06% | 55.81% | 58.50% | 51.77% | 47.63% | 57.44% | 56.37% | 56.78% | 59.59% | 56.83% | 56.50% | 57.26% | 57.71% |
| **CRE Nonperforming Loans** | | | | | | | | | | | | | |
| NPLs/Total CRE | 0.79% | 2.38% | 1.76% | 1.43% | 1.67% | 1.40% | 0.88% | 0.23% | 0.22% | 0.49% | 0.46% | 0.46% | 0.34% |
| Peer NPLs/Total CRE (1) | 1.01% | 2.94% | 4.45% | 4.42% | 3.52% | 2.40% | 1.50% | 0.86% | 0.52% | 0.49% | 0.46% | 0.44% | |
| **Total Net Charge Offs** | | | | | | | | | | | | | |
| NCOs/Total CRE | 0.00% | 0.00% | 0.07% | 0.18% | 0.09% | 0.18% | 0.07% | 0.07% | 0.06% | -0.02% | -0.01% | 0.05% | 0.04% |
| Peer NCOs/Total CRE (1) | 0.08% | 0.57% | 1.55% | 1.53% | 1.10% | 0.67% | 0.22% | 0.06% | 0.01% | 0.00% | 0.01% | 0.00% | |
| **CRE Concentration (2)** | 471.29% | 429.81% | 403.06% | 401.12% | 392.96% | 375.05% | 377.00% | 388.64% | 394.40% | 375.56% | 377.19% | 318.03% | 319.33% |

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk-based capital. * F&T Bank acquisition closed on August 30, 2008. ** Virginia Heritage Bank acquisition closed on October 31, 2014.

24

# ADC Concentration

| *(Dollar Values in Thousands)* | 2007Y | 2008Y* | 2009Y | 2010Y | 2011Y | 2012Y | 2013Y | 2014Y** | 2015Y | 2016Q1 | 2016Q2 | 2016Q3 | 2016Q4 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Total ADC Portfolio** | $ 101,752 | $ 283,041 | $ 252,494 | $ 327,718 | $ 448,470 | $ 539,069 | $ 628,880 | $ 798,241 | $ 909,654 | $ 897,927 | $ 857,558 | $ 914,121 | $ 976,599 |
| ADC/Total Loans | 14.11% | 22.27% | 18.00% | 18.66% | 18.61% | 21.62% | 21.35% | 18.47% | 18.20% | 17.42% | 15.87% | 16.68% | 17.36% |
| **ADC Nonperforming Loans** | | | | | | | | | | | | | |
| NPLs/Total ADC | 3.96% | 6.28% | 6.30% | 4.50% | 3.89% | 3.45% | 1.33% | 0.51% | 0.08% | 0.63% | 0.65% | 0.56% | 0.13% |
| Peer NPLs/Total ADC (1) | 1.50% | 5.60% | 10.75% | 11.24% | 8.85% | 6.51% | 2.91% | 1.28% | 0.63% | 0.57% | 0.45% | 0.40% | |
| **Total Net Charge Offs** | | | | | | | | | | | | | |
| NCOs/Total ADC | 0.00% | 0.16% | 0.07% | 0.52% | 0.28% | 0.44% | 0.21% | 0.26% | -0.02% | -0.09% | -0.05% | 0.22% | 0.16% |
| Peer NCOs/Total ADC (1) | 0.08% | 1.30% | 3.88% | 4.30% | 3.09% | 2.37% | 0.46% | -0.11% | -0.04% | -0.05% | -0.05% | -0.06% | |
| **ADC Concentration (2)** | 114.82% | 171.48% | 124.04% | 144.60% | 153.52% | 141.19% | 142.80% | 126.44% | 120.45% | 115.08% | 105.97% | 92.61% | 96.05% |

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. * F&T Bank acquisition closed on August 30, 2008. ** Virginia Heritage Bank acquisition closed on October 31, 2014.

25

# Capital Strength

| (Dollar Values in Thousands) | 2012Y | 2013Y | 2014Y | 2015Y | 2016Q1 | 2016Q2 | 2016Q3 | 2016Q4 |
|---|---|---|---|---|---|---|---|---|
| **Total Assets** | $ 3,409,441 | $ 3,771,503 | $ 5,247,880 | $ 6,075,577 | $ 6,131,222 | $ 6,365,320 | $ 6,762,132 | $ 6,890,097 |
| **Total Common Stockholders' Equity** | $ 293,376 | $ 337,263 | $ 548,859 | $ 738,601 | $ 762,496 | $ 788,628 | $ 815,639 | $ 842,799 |
| **Total Regulatory Capital** | $ 381,808 | $ 440,332 | $ 631,340 | $ 755,212 | $ 780,772 | $ 809,220 | $ 987,068 | $ 1,016,713 |
| **Tier 1 Leverage Ratio** | 10.44% | 10.93% | 10.69% | 10.90% | 11.01% | 11.24% | 11.12% | 10.72% |
| **Tier 1 Risk Based Capital Ratio** | 10.80% | 11.53% | 10.39% | 10.68% | 10.83% | 10.74% | 10.83% | 10.80% |
| **Total Risk Based Capital Ratio** | 12.20% | 13.01% | 12.97% | 12.75% | 12.87% | 12.71% | 15.05% | 14.89% |
| **Common Equity Tier 1 (CETI) Ratio** | N/A | N/A | N/A | 10.68% | 10.83% | 10.74% | 10.83% | 10.80% |
| **Tangible Common Equity Ratio (1)** | 8.50% | 8.86% | 8.54% | 10.56% | 10.86% | 10.88% | 10.64% | 10.84% |

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

26

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem c redits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o 32 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Built the proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Diligent expense control to maintain Efficiency Ratio  Maintain Credit Quality • Enhanced monitoring of portfolio • Expanded stress testing  Emphasis on Organic Growth • Only 2.90% deposit market share in DC Metro Area • Significant opportunities to expand relationships, particularly in Northern Virginia • Attract new relationships and develop cross sell opportunities  Improve Growth of Noninterest Income Components of Revenue • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance 29

Stock Price Performance 1 Year 3 Year 5 Year EGBN 35.8% 81.7% 325.3% NASDAQ Bank Stock Index 55.0% 50.6% 121.9% NASDAQ Stock Market Index 27.8% 35.2% 95.0% S & P 500 Index 22.3% 27.1% 72.3% EGBN Stock Price Performance SOURCE : SNL Financial, Chart and calculations as of close of trading on February 28, 2017 30

Appendices 31

Non - GAAP Reconciliation 32 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) March 31, 2016 June 30, 2016 September 30, 2016 December 31, 2016 Common shareholders' equity 762,496$ 788,628$ 815,639$ 842,799$ Less: Intangible assets (108,268) (108,021) (107,694) (107,419) Tangible common equity 654,228$ 680,607$ 707,945$ 735,380$ Book value per common share 22.71$ 23.48$ 24.28$ 24.77$ Less: Intangible book value per common share (3.23) (3.21) (3.20) (3.16) Tangible book value per common share 19.48$ 20.27$ 21.08$ 21.61$ Total assets 6,131,222$ 6,365,320$ 6,762,132$ 6,890,097$ Less: Intangible assets (108,268) (108,021) (107,694) (107,419) Tangible assets 6,022,954$ 6,257,299$ 6,654,438$ 6,782,678$ Tangible common equity ratio 10.86% 10.88% 10.64% 10.84%

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 Common shareholders' equity 293,376$ 337,263$ 548,859$ 738,601$ 842,799$ Less: Intangible assets (3,785) (3,510) (109,908) (108,542) (107,419) Tangible common equity 289,591$ 333,753$ 438,951$ 630,059$ 735,380$ Book value per common share 11.62$ 13.03$ 18.21$ 22.07$ 24.77$ Less: Intangible book value per common share (0.15) (0.14) (3.65) (3.24) (3.16) Tangible book value per common share 11.47$ 12.89$ 14.56$ 18.83$ 21.61$ Total assets 3,409,441$ 3,771,503$ 5,247,880$ 6,076,649$ 6,890,097$ Less: Intangible assets (3,785) (3,510) (109,908) (108,542) (107,419) Tangible assets 3,405,656$ 3,767,993$ 5,137,972$ 5,968,107$ 6,782,678$ Tangible common equity ratio 8.50% 8.86% 8.54% 10.56% 10.84%

Non - GAAP Reconciliation Footnotes 34 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non -GAAP financial measures derived from GAAP -based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculati on of capital for bank regulatory purposes, which excludes intangible assets from the c alculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

35 Market Information – Washington, DC MSA  Population 6.2 Million □ 5th largest market in the U.S.  Employment 3.3 Million □ 67,000 new jobs created in 2016 □ Employment growth driven by private sector, over 320,000 net new private sector jobs created over last five years □ Unemployment rate of 3.4% vs. US average of 4.8% (December 2016)  Gross Regional Product (GRP) $491 Billion □ 5th largest regional economy in the U.S. □ 25.0% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Greater Washington Board of Trade Regional Report, Bureau of Labor Statistics, Center for Regional Analysis, George Mason University

36 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis, Bureau of Economic Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Gross Regional Product $491 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 37 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,052,257$ 21.1% 1,130,042$ 20.6% 1,200,728$ 21.1% 14.1% Owner Occupied 498,102 10.0% 590,427 10.8% 640,870 11.3% 28.7% Owner Occupied-Const. 79,769 1.6% 104,676 1.9% 126,038 2.2% 58.0% Income Producing 2,115,477 42.2% 2,551,186 46.6% 2,509,518 44.2% 18.6% Construction 857,328 17.2% 778,081 14.2% 853,339 15.0% (0.5%) Land 128,279 2.6% 60,056 1.1% 79,192 1.4% (38.3%) Residential Mortgage 147,367 2.9% 154,439 2.8% 152,748 2.7% 3.7% Home Equity 112,885 2.3% 106,856 1.9% 105,095 1.9% (6.9%) Other Consumer 6,904 0.1% 6,212 0.1% 10,365 0.2% 50.1% Total Loans 4,998,368$ 100.0% 5,481,975$ 100.0% 5,677,893$ 100.0% 13.6% As of December 31, 2015 As of September 30, 2016 As of December 31, 2016

# Geographic Detail - Income Producing CRE

(Dollar Value in Thousands)

| County | Office/ Condo | Redevel./ Retail | Hotel | Multi-Family | Mixed Use | Single & 1-4 Family | Industrial | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 74,574 | $ 42,104 | $ 14,105 | $ 47,687 | $ 59,112 | $ 35,767 | $ 8,119 | $ 34,074 | $ 315,542 | 12.6% |
| Prince George's | 24,769 | 47,885 | 20,018 | 9,686 | 6,672 | 2,925 | 11,269 | 17,660 | 140,884 | 5.6% |
| Baltimore | 4,590 | 75,390 | 20,395 | 5,717 | 27,559 | 5,538 | 15,629 | 153 | 154,971 | 6.2% |
| Anne Arundel | 3,158 | 24,720 | 9,614 | 42,009 | - | 362 | 4,310 | 3,815 | 87,988 | 3.5% |
| Frederick | 12,299 | 42,185 | - | - | 2,779 | 5,263 | 2,437 | 7,016 | 71,979 | 2.9% |
| Howard | 4,465 | 1,767 | - | - | 2,519 | 9,664 | 10,771 | 13,199 | 42,385 | 1.7% |
| Eastern Shore | 2,038 | - | 61,935 | - | - | 1,438 | - | - | 65,411 | 2.6% |
| Charles | - | - | - | - | - | 261 | - | 1,275 | 1,536 | 0.1% |
| Other MD | 5,463 | 1,595 | - | 167 | 2,724 | 203 | 12,660 | 486 | 23,298 | 0.9% |
| **Washington DC** | 107,949 | 83,206 | 190,108 | 166,928 | 54,771 | 89,120 | 172 | 207,246 | 899,500 | 35.8% |
| **Virginia** | | | | | | | | | | |
| Fairfax | 94,647 | 47,241 | - | 977 | 10,048 | 20,621 | 681 | 125,514 | 299,729 | 11.9% |
| Alexandria | 1,525 | 12,326 | - | - | - | 3,182 | 2,225 | 6,735 | 25,993 | 1.0% |
| Loudoun | 27,066 | 5,039 | - | - | 1,775 | 3,442 | 4,569 | 25,950 | 67,841 | 2.7% |
| Arlington | 25,619 | - | - | 272 | 32,712 | 6,241 | - | 10,044 | 74,888 | 3.0% |
| Prince William | 13,947 | 28,995 | - | - | - | 757 | 3,825 | 19,122 | 66,646 | 2.7% |
| Fauquier | 2,430 | 2,067 | - | | | 500 | - | 5,039 | 10,036 | 0.4% |
| Other VA | 17,493 | 16,497 | - | 1,240 | 111 | 1,654 | 46,857 | 8,092 | 91,944 | 3.7% |
| **Other USA** | 20,869 | 7,966 | 2,526 | 5,082 | 756 | 7,965 | 2,218 | 21,565 | 68,947 | 2.7% |
| **Total** | $442,901 | $438,983 | $318,701 | $279,765 | $201,538 | $194,903 | $125,742 | $506,985 | $2,509,518 | 100.0% |
| **% of Total** | 17.6% | 17.5% | 12.7% | 11.1% | 8.0% | 7.8% | 5.0% | 20.3% | 100.0% | |

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of December 31, 2016

38

# Geographic Detail – Construction

(Dollar Value in Thousands)

| County | Single & 1-4 Family | Office | Multi-Family | Residential Condo | Mixed Use | Hotel | Retail | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 53,552 | $ 33,039 | $ 17,793 | $ 6,692 | $ 9,450 | $ - | $ - | $ 10,071 | $ 130,597 | 15.3% |
| Prince George's | 7,435 | - | 1,033 | - | 11,758 | - | - | 16,004 | 36,230 | 4.2% |
| Baltimore | 491 | - | 4,396 | - | - | 4,301 | 1,535 | 6,251 | 16,974 | 2.0% |
| Anne Arundel | 1,407 | - | - | - | - | - | 1,828 | - | 3,235 | 0.4% |
| Howard | 609 | - | - | - | - | - | - | - | 609 | 0.1% |
| Frederick | 1,012 | - | - | - | - | - | - | - | 1,012 | 0.1% |
| Charles | 210 | - | - | - | - | - | - | - | 210 | 0.0% |
| Other MD | 1,128 | - | 5,042 | - | 1,005 | - | - | - | 7,175 | 0.8% |
| **Washington DC** | 75,959 | 46,566 | 115,517 | 80,546 | 24,279 | 47,181 | 905 | 8,687 | 399,640 | 47.0% |
| **Virginia** | | | | | | | | | | |
| Fairfax | 42,631 | 43,055 | 738 | - | 11,413 | - | 2,044 | 2,052 | 101,933 | 11.9% |
| Alexandria | 4,725 | 1,453 | - | - | 22,334 | - | 13,740 | - | 42,252 | 5.0% |
| Loudoun | 827 | 13,546 | - | 5,444 | 800 | - | - | 31,326 | 51,943 | 6.1% |
| Arlington | 20,298 | - | - | 1,403 | - | - | - | - | 21,701 | 2.5% |
| Prince William | 2,577 | - | - | - | 2,929 | - | - | 7,302 | 12,808 | 1.5% |
| Fauquier | - | - | 99 | - | - | | | - | 99 | 0.0% |
| Other VA | - | 25,069 | 752 | 705 | - | - | - | 78 | 26,604 | 3.1% |
| **Other USA** | 317 | - | - | - | - | - | - | - | 317 | 0.0% |
| **Total** | $213,178 | $162,728 | $145,370 | $94,790 | $83,968 | $51,482 | $20,052 | $81,771 | $853,339 | 100.0% |
| **% of Total** | 25.1% | 19.1% | 17.0% | 11.1% | 9.8% | 6.0% | 2.3% | 9.6% | 100.0% | |
| Renovation | $ 74,705 | $ 153,848 | $ 97,426 | $ 17,364 | $ 45,056 | $ 6,969 | $ 16,473 | $ 15,596 | $ 427,437 | 50.1% |
| Ground-Up | $ 138,473 | $ 8,880 | $ 47,944 | $ 77,426 | $ 38,912 | $ 44,513 | $ 3,579 | $ 66,175 | $ 425,902 | 49.9% |

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of December 31, 2016

39

# Conservative Securities Portfolio

*(Dollar Values in Thousands)*

| | December 31, 2016 | | | | |
|---|---|---|---|---|---|
| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
| US Government Agency Securities | $107,425 | $519 | $1,802 | $106,142 | 19.8% |
| Mortgage Backed Securites - GSEs | 329,606 | 324 | 3,691 | 326,239 | 60.9% |
| Municipal Bonds | 94,607 | 1,723 | 400 | 95,930 | 17.5% |
| Corporate Bonds | 9,508 | 82 | 11 | 9,579 | 1.8% |
| Other Equity Investments | 218 | - | - | 218 | 0.0% |
| Total Securities | $541,364 | $2,648 | $5,904 | $538,108 | 100.0% |

| | September 30, 2016 | | | | |
|---|---|---|---|---|---|
| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
| US Government Agency Securities | $55,862 | $638 | $136 | $56,364 | 13.2% |
| Mortgage Backed Securites - GSEs | 264,101 | 2,284 | 350 | 266,035 | 62.4% |
| Municipal Bonds | 94,923 | 4,954 | - | 99,877 | 22.4% |
| Corporate Bonds | 8,009 | 68 | 23 | 8,054 | 1.9% |
| Other Equity Investments | 310 | 28 | - | 338 | 0.1% |
| Total Securities | $ 423,205 | $ 7,972 | $ 509 | $ 430,668 | 100.0% |

| | December 31, 2015 | | | | |
|---|---|---|---|---|---|
| Security Type | Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
| US Government Agency Securities | $56,775 | $477 | $277 | $56,975 | 11.7% |
| Mortgage Backed Securites - GSEs | 299,709 | 692 | 3,160 | 297,241 | 61.6% |
| Municipal Bonds | 114,253 | 4,131 | 3 | 118,381 | 23.5% |
| Corporate Bonds | 15,090 | - | 152 | 14,938 | 3.1% |
| Other Equity Investments | 307 | 27 | - | 334 | 0.1% |
| Total Securities | $486,134 | $5,327 | $3,592 | $487,869 | 100.0% |

- Portfolio has $3.3 million of net unrealized losses at December 31, 2016
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.8 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

40

▪ Designated as a “Challenger” Bank 2015 ▪ Honor Roll of Community Banks 2010 - 2015 Nationally Recognized Financial Performance ▪ Community Bankers Cup Award 2012 - 2014 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America 41 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015 & 2016

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green - *** B AUER F INANCIAL , I NC A - 42

Experienced Management Team 43 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice Pres ide nt and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sa ndy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 throug h 2 004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore .

# Experienced Management Team

***Janice L. Williams, EVP, Chief Credit Officer***

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

***Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank***

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

***Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer***

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

***Lindsey S. Rheaume, EVP, Chief C&I Lending Officer***

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

44

# Historical Balance Sheet

| (Dollar Values in Thousands) | 2012Y | 2013Y | 2014Y | 2015Y | 2016Y | 5 Year Compound Growth Rate |
|---|---|---|---|---|---|---|
| **Assets** | | | | | | |
| Cash and Equivalents | $339,334 | $306,960 | $256,025 | $298,363 | $368,163 | 9.6% |
| Securities Available for Sale | 310,514 | 389,405 | 404,903 | 504,772 | 559,708 | 11.5% |
| Total Cash and Securities | 649,848 | 696,365 | 660,928 | 803,135 | 927,871 | 10.8% |
| Gross Loans HFI | 2,493,095 | 2,945,158 | 4,312,399 | 4,998,368 | 5,677,893 | 22.5% |
| Loan Loss Reserves | 37,492 | 40,921 | 46,075 | 52,687 | 59,073 | 14.8% |
| Loans Held for Sale | 226,923 | 42,030 | 44,317 | 47,492 | 51,629 | (21.8%) |
| Total Net Loans | 2,682,526 | 2,946,267 | 4,310,641 | 4,993,173 | 5,670,449 | 20.8% |
| Real Estate Owned | 5,299 | 9,225 | 13,224 | 5,852 | 2,694 | (3.5%) |
| Total Intangibles | 3,642 | 3,276 | 109,626 | 108,155 | 106,947 | 93.3% |
| Total Servicing Rights | 143 | 234 | 282 | 387 | 472 | 21.4% |
| Other Assets | 67,983 | 116,136 | 153,179 | 164,875 | 181,664 | 23.2% |
| Total Assets | $3,409,441 | $3,771,503 | $5,247,880 | $6,075,577 | $6,890,097 | 19.5% |
| **Liabilities** | | | | | | |
| Deposits | $2,897,222 | $3,225,414 | $4,310,768 | $5,158,444 | $5,716,115 | 19.0% |
| FHLB Borrowings | 30,000 | 30,000 | 140,000 | 0 | 0 | (100.0%) |
| Repurchase Agreements | 101,338 | 80,471 | 61,120 | 72,356 | 68,876 | (7.8%) |
| Subordinated Debt | 9,300 | 9,300 | 79,300 | 68,928 | 216,514 | 87.7% |
| Other Liabilities | 21,605 | 32,455 | 35,933 | 37,248 | 45,793 | 18.3% |
| Total Liabilities | 3,059,465 | 3,377,640 | 4,627,121 | 5,336,976 | 6,047,298 | 18.7% |
| **Equity** | | | | | | |
| Preferred Equity | 56,600 | 56,600 | 71,900 | 0 | 0 | (100.0%) |
| Common Equity | 287,911 | 340,582 | 546,212 | 738,410 | 845,180 | 32.7% |
| Net Unrealized Gain (Loss) | 5,465 | (3,319) | 2,647 | 191 | (2,381) | (186.6%) |
| Total Stockholders Equity | 349,976 | 393,863 | 620,759 | 738,601 | 842,799 | 25.9% |
| Total Liabilities and Equity | $3,409,441 | $3,771,503 | $5,247,880 | $6,075,577 | $6,890,097 | 19.5% |
| **Balance Sheet Analysis (%)** | | | | | | |
| Total Gross Loans/ Total Assets | 73.12 | 78.09 | 82.17 | 82.27 | 82.41 | |
| Loans/ Deposits | 86.05 | 91.31 | 100.04 | 96.90 | 99.33 | |
| Reserves/ Loans | 1.50 | 1.39 | 1.07 | 1.05 | 1.04 | |
| **Annualized Growth Rates (%)** | | | | | | |
| Asset Growth Rate | 20.42 | 10.62 | 39.15 | 15.77 | 13.41 | |
| Gross Loans HFI | 21.24 | 18.13 | 46.42 | 15.91 | 13.59 | |
| Deposit Growth Rate | 21.12 | 11.33 | 33.65 | 19.66 | 10.81 | |

45

# Historical Income Statement

*(Dollar Values in Thousands, except per share data)*

| | 2012Y | 2013Y | 2014Y | 2015Y | 2016Y | 5 Year Compound Growth Rate |
|---|---|---|---|---|---|---|
| Total Interest Income | $ 141,943 | $ 157,294 | $ 191,573 | $ 253,180 | $ 285,805 | 19.1% |
| Total Interest Expense | 14,414 | 12,504 | 13,095 | 19,238 | 27,641 | 6.6% |
| Net Interest Income | 127,529 | 144,790 | 178,478 | 233,942 | 258,164 | 21.1% |
| Loan Loss Provision | 16,190 | 9,602 | 10,879 | 14,638 | 11,331 | 0.6% |
| Service Charges on Deposits | 3,937 | 4,607 | 4,906 | 5,397 | 5,821 | 11.9% |
| Gain/Loss on Sale of Loans | 13,942 | 14,578 | 6,886 | 11,973 | 11,563 | 13.8% |
| Gain/Loss on Sale of Securities | 690 | 19 | 22 | 2,254 | 1,194 | (3.7%) |
| Loss on early extinguishment of debt | (529) | - | - | (1,130) | - | 100.0% |
| BOLI Revenue | 392 | 720 | 1,283 | 1,589 | 1,554 | 31.1% |
| Other Noninterest Income | 2,932 | 4,792 | 5,248 | 6,545 | 7,152 | 25.7% |
| Total Noninterest Income | 21,364 | 24,716 | 18,345 | 26,628 | 27,284 | 15.1% |
| Salaries and Employee Benefits | 43,684 | 47,481 | 57,268 | 61,749 | 67,010 | 14.2% |
| Premises and Equipment Expenses | 10,218 | 11,923 | 13,317 | 16,026 | 15,118 | 12.5% |
| Marketing and Advertising | 1,759 | 1,686 | 1,999 | 2,748 | 3,495 | 16.5% |
| Data Processing | 4,415 | 5,903 | 6,163 | 7,533 | 7,747 | 16.9% |
| Legal, Accounting and Professional Fees | 4,253 | 2,969 | 3,439 | 3,729 | 3,673 | (1.6%) |
| FDIC Insurance | 2,089 | 2,263 | 2,333 | 3,154 | 2,718 | 4.4% |
| Merger Expenses | - | - | 4,699 | 141 | - | 100.0% |
| Other Noninterest Expenses | 10,113 | 12,354 | 10,510 | 15,636 | 15,254 | 11.0% |
| Total Noninterest Expense | 76,531 | 84,579 | 99,728 | 110,716 | 115,015 | 12.7% |
| | | | | | | 100.0% |
| Net Income Before taxes | 56,172 | 75,325 | 86,216 | 135,216 | 159,102 | 33.0% |
| Income taxes | 20,883 | 28,318 | 31,958 | 51,049 | 61,395 | 34.9% |
| Net Income | 35,289 | 47,007 | 54,258 | 84,167 | 97,707 | 31.8% |
| Preferred Dividends | 566 | 566 | 614 | 601 | - | (100.0%) |
| **Net Income Available to Common** | $ 34,723 | $ 46,441 | $ 53,644 | $ 83,566 | $ 97,707 | 33.5% |
| Earnings per Share - Diluted | $ 1.46 | $ 1.76 | $ 2.08 | $ 2.50 | $ 2.86 | |

Virginia Heritage Bank acquisition closed on October 31, 2014.
Data for 2014 is shown on an operating basis, net of merger related expenses; Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

46